 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): December 14, 2018

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, Amyris, Inc. (the “Company”) is party to a Loan and Security Agreement, dated June 29, 2018, as subsequently amended on August 24, 2018 and November 14, 2018 (as amended, the “LSA”), by and among the Company, certain of its subsidiaries and GACP Finance Co., LLC (“GACP”), as administrative agent and lender. The provisions of the LSA were previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 2, 2018 and in Note 4, “Debt” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018, filed with the SEC on November 15, 2018 (the “10-Q”) and in Part II, Item 5 of the 10-Q, and all of such disclosure is incorporated herein by reference.

On December 14, 2018, the Company, certain of its subsidiaries and GACP entered into a third amendment to the LSA (the “Amendment”), pursuant to which the parties agreed to remove certain Company intellectual property from the lien granted by the Company to GACP under the LSA and to increase the interest rate from the sum of (i) the greater of (A) the prime rate as reported in the Wall Street Journal or (B) 4.0% plus (ii) 8.25% to the sum of (i) the greater of (A) the prime rate as reported in the Wall Street Journal or (B) 4.75% plus (ii) 9.00%.

See Item 7.01 below for information regarding the impact of the Amendment on the Company’s previously reported agreements with affiliates of Koninklijke DSM N.V. (collectively, “DSM”).

Item 7.01	Regulation FD Disclosure.

As previously reported, on November 19, 2018, the Company and DSM entered into a letter agreement (the “Letter Agreement”), pursuant to which the Company agreed (i) to cause the removal of certain existing liens on intellectual property owned by the Company and licensed to DSM (the “Subject Intellectual Property”) and (ii) if such liens were not removed prior to December 15, 2018, to issue to DSM shares of the Company’s common stock with a value equal to $5,000,000. The entry into the Letter Agreement and related matters were previously reported in a Current Report on Form 8-K filed by the Company with the SEC on November 26, 2018, which disclosure is incorporated herein by reference.

As a result of the entry into the Amendment, the Company satisfied its obligations under the Letter Agreement to remove certain existing liens on the Subject Intellectual Property, and therefore the Company is not required to issue shares of its common stock (or otherwise make payment) to DSM pursuant to the Letter Agreement.

The information in this Item 7.01 is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: December 19, 2018	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer